                                 EXHIBIT 10.36

                              WASTE RECOVERY, INC.

                      TRANSACTIONS UNDER THE COMMON STOCK
                        AND WARRANT PURCHASE AGREEMENT
                                 DATED AS OF
                               DECEMBER 26,1996

                               DECEMBER 26,1996

DOCUMENT                                                            TAB NUMBER
--------                                                            ----------
Common Stock and Warrant Purchase Agreement made as of                  1
December 26, 1996 by and among Waste Recovery, Inc. (the
"Company") and the Investors set forth on SCHEDULE A thereto (the "Investors")

Warrant Number 1 for the Purchase of 366,666 Shares of                  2
the Common Stock of the Company issued December 26, 1996 to Bette Nagelberg

Warrant Number 2 for the Purchase of 366,667 Shares of                  3
the Common Stock of the Company issued December 26, 1996 to Ronald I. Heller

Warrant Number 3 for the Purchase of 16,667 Shares of the               4
Common Stock of the Company issued December 26, 1996 to
R. Anthony Cioffari

Warrant Number 4 for the Purchase of 25,000 Shares of the               5
Common Stock of the Company issued December 26, 1996 to
GKN Securities Corp.

Stock Certificate Number 4381 for 366,666 Shares of Common              6
Stock of the Company dated December 26, 1996 issued to Bette Nagelberg

Stock Certificate Number 4382 for 50,000 Shares of Common               7
Stock of the Company dated December 26, 1996 issued to Rachel Heller

Stock Certificate Number 4383 for 50,000 Shares of Common               8
Stock of the Company dated December 26, 1996 issued to Ronald I. Heller as Custodian for Evan Heller

Stock Certificate Number 4384 for 266,667 Shares Of Common              9
Stock of the Company dated December 26, 1996 issued to Delaware Charter Guaranty & Trust Co. fbo Ronald I. Heller IRA

Stock Certificate Number 4385 for 16,667 Shares of Common               10
Stock of the Company dated December 26, 1996 issued to
R. Anthony Cioffari

Legal Opinion of Locke Purnell Rain Harrell (A Professional             11
Corporation) dated December 26, 1996 to the Investors

                              WASTE RECOVERY, INC.


                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT


                               December 26, 1996

                                   AGREEMENT

    This COMMON STOCK AND WARRANT PURCHASE AGREEMENT ("Agreement") is made as of the 26th day of December, 1996, by and among Waste Recovery, Inc., a Texas corporation ("Company"), and each of the investors listed on the signature page and on Schedule A hereto ("Investors").

    WHEREAS, the Company wishes to sell to the Investors, and the Investors wish to purchase from the Company, an aggregate of 750,000 shares of common stock, no par value ("Common Stock"), of the Company and 750,000 warrants, each exercisable to purchase one share of Common Stock at a price of $2.0625 per share during the four year period commencing on the date hereof ("Warrants"), on the terms and in the manner set forth in this Agreement.

    IT IS AGREED:

    1.   PURCHASE AND SALE OF COMMON STOCK AND WARRANTS.

         1.1. Subject to the terms and conditions of this Agreement, the Investors hereby purchase from the Company, and the Company hereby sells to the Investors, an aggregate of 750,000 shares ("Shares") of Common Stock and 750,000 Warrants (the Shares and Warrants, collectively, "Investor Securities") at a purchase price of $1.45 per share and $.05 per Warrant or an aggregate of $1,125,000.

         1.2. Concurrently with the execution of this Agreement, the Company is delivering to each Investor certificates representing the portion of the Investor Securities set forth opposite such Investor's name on Schedule A attached hereto and each Investor is delivering to the Company a certified or official bank check or a wire transfer in the respective amount set forth on Schedule A representing payment of the purchase price, the receipt and adequacy of both of which are hereby acknowledged by the parties.

    2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Investors that:

         2.1. ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business, and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties (a "Material Adverse Effect"). A true and correct copy of the Company's Certificate of Incorporation ("Certificate") and By-laws are attached hereto as Exhibit A.

         2.2. CORPORATE POWER; CONDUCT OF BUSINESS. The Company has all requisite legal and corporate power to (i) execute and deliver this Agreement, (ii) issue the Shares and the Warrants and the Common Stock issuable upon conversion of the Warrants, and (iii) carry out and perform its obligations under the terms of this Agreement. The Company has all necessary authorizations, approval, orders, licenses, certificates and permits of all governmental and/or regulatory officials and bodies to own or lease its properties and conduct its business and the Company is and has been doing business in compliance with all such authorizations, approval, orders, licenses, certificates and permits and all federal, state and local laws, rules and regulations, except where the failure to do so would not have a Material Adverse Effect.

         2.3. AUTHORIZATION. This Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

         2.4. CAPITALIZATION. Prior to the issuance of the Shares and the Warrants, there are no more than 18,000,000 shares of Common Stock of the Company outstanding on a fully diluted basis, after giving effect to the exercise and/or conversion of all outstanding options, warrants and convertible securities.

         2.5. VALID ISSUANCE OF SHARES AND WARRANTS.

              (a) The issuance, sale and delivery of the Shares and Warrants being purchased by the Investors hereunder, and the reservation for issuance of the Common Stock issuable upon exercise of the Warrants, have been duly authorized by all required corporate action on the part of the Company, and the Shares and Warrants are duly and validly issued, the Shares are fully paid and non-assessable and, based in part upon the representations and warranties of the Investors in this Agreement, the Shares and Warrants will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon exercise of the Warrants has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Warrants and payment of the exercise price set forth in the Warrants, shall be duly and validly issued, fully paid, and non-assessable. The Shares (and the Common Stock issuable upon exercise of the Warrants) will be free and clear from any liens or encumbrances other than those created by, or imposed upon, the holders thereof through no action of the Company; provided, however, that Shares (and the Common Stock issuable upon exercise of the Warrants) may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein.

              (b) The outstanding shares of Common Stock are all duly and validly authorized and issued, fully paid, and non-assessable, and were issued in compliance with all applicable federal and state securities laws and have not been issued in violation of any preemptive rights.

         2.6. 10b-5 REPRESENTATION. Schedule 2.6 lists all of the reports filed by the Company pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), or the rules and regulations thereunder ("Regulations") since January 1, 1996. The Company has filed all reports required to be filed by it pursuant to the Exchange Act and the Regulations. Each of such reports, when filed, complied in all material respects with the requirements of the applicable provisions of the Exchange Act and the Regulations and did not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading. Since the date of the most recent report on Form 10-Q filed by the Company under the Exchange Act and the Regulations, there has been no material adverse change in the business, financial condition, assets or, to the Company's knowledge, business prospects, of the Company.

         2.7. CONSENTS. No consent, approval, order, license, certificate or permit from, or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local, foreign or provincial governmental authority or any court or other tribunal is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement. No consent of any party to any contract, agreement, instrument, lease, license, arrangement or understanding to which the Company is a party is required for the execution, delivery or performance of this Agreement and the transactions contemplated hereby.

         2.8. COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation or default of any provisions of its Certificate or By-Laws. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree, or contract or constitute an event which results in the creation of any lien, charge, or encumbrance upon any assets of the Company. The Company does not have any knowledge of any termination or material breach or anticipated termination or material breach by the other parties to any material contract or commitment to which it is a party or to which any of its assets is subject.

    3. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. The Investors hereby represent and warrant to the Company that:

         3.1. AUTHORIZATION. This Agreement constitutes their valid and legally binding obligations, enforceable in accordance with its terms. Each Investor represents that it has full power and authority to enter into this Agreement.

         3.2. PURCHASE FOR OWN ACCOUNT. The Shares and Warrants to be received by each Investor pursuant to the terms hereof and the Common Stock issuable upon exercise of the Warrants (collectively, the "Securities") will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and each Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Investor further represents and warrants that it does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any of the Securities.

         3.3. RESTRICTED SECURITIES. Each Investor understands that the Shares and the Warrants it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended ("Act") only in certain limited circumstances. In this regard, each Investor represents that it is familiar with Securities and Exchange Commission Rule 144 ("Rule 144"), as presently in effect, and understands the resale limitations imposed thereby and by the Act. Without in any way limiting the representations set forth above, each Investor agrees not to make any disposition of all or any portion of the Shares or Warrants (or the Common Stock issuable upon exercise of the Warrants) unless there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or each Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and, if reasonably requested by the Company, each Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act. It is agreed that the Company will request opinions of counsel for transactions made pursuant to Rule 144 only if such request is reasonable.

         3.4. ACCREDITED INVESTOR STATUS. Each Investor represents and warrants that it is an "accredited investor" within the meaning of Rule 501(a) of Regulation D, promulgated under the Act.

         3.5. LEGENDS. It is understood that the certificates evidencing the Shares and the Warrants (and the Common Stock issuable upon exercise of the Warrants) shall bear the following legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

    After the Registration Statement, referenced in Section 4.4(a) hereinbelow, is declared effective by the Securities and Exchange Commission ("Commission"), or after any registration statement in which Investor Securities or Additional Shares (as hereinafter defined) are included pursuant to the registration rights set forth in Section 4.4(b) is declared effective by the Commission, the Investors may deliver to the Company the certificates representing the Investor Securities and/or Additional Shares so registered, and the Company will, within three days after receipt by the Company of the foregoing, cause its transfer agent to issue new certificates representing and in exchange for the aforementioned certificates, which new certificates shall be legended as follows:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY BE SOLD PURSUANT TO THE REGISTRATION STATEMENT PROVIDED THAT (i) THE REGISTRATION STATEMENT IS CURRENT AND EFFECTIVE, (ii) THE HOLDER COMPLIES WITH THE PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND (iii) THE SALE IS IN COMPLIANCE WITH THE PLAN OF DISTRIBUTION SET FORTH IN THE PROSPECTUS.

    The legend shall be removed by the Company from any certificate at such time as the holder of the shares represented by the certificate delivers an opinion of counsel reasonably satisfactory to the Company to the effect that such legend is not required in order to establish compliance with any provisions of the Act, or at such time as the holder of such shares satisfies the requirements of Rule 144(k) under the Act, provided that Rule 144(K) as then in effect does not differ substantially from Rule 144(k) as in effect as of the date of this Agreement, and provided further that the Company has received from the holder a written representation that (i) such holder is not an affiliate of the Company and has not been an affiliate during the preceding three (3) months, (ii) such holder has beneficially owned the shares represented by the certificate for a period of at least three (3) years or such other period of time then set forth under Rule 144(k),and (iii) such holder otherwise satisfies the requirements of Rule 144(k) as then in effect with respect to such shares.

    4.   COVENANTS OF THE COMPANY. The Company covenants and agrees as follows:

         4.1. USE OF PROCEEDS. The Company will apply the proceeds received from the sale of the Common Stock for working capital and general corporate purposes. No proceeds of the Shares and Warrants sold to the Investors or the proceeds of any exercise of the Warrants in excess of $25,000 will be used to pay any debt for borrowed funds from any director or officer, or any debts or obligations owed to any officer, director or stockholder of the Company or any of their respective affiliates.

         4.2. FINANCIAL STATEMENTS AND OTHER INFORMATION. The Company shall deliver to the Investors copies of all reports filed by the Company under the Exchange Act and the Regulations at the time such reports are filed with the Commission.

         4.3. ANTI-DILUTION RIGHTS. Until the date which is three months after the date on which the Registration Statement is declared effective in the event that the Company issues (i) any shares of Common Stock at a price per share less than $1.25,(ii) any options to purchase or rights to subscribe for Common Stock exercisable at a price (including the purchase price of such option or rights) per share of Common Stock of less than $1.25, or (iii) securities convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, at a price per convertible or exchangeable security (including the purchase price of the rights to subscribe for such convertible or exchangeable security) of less than $1.25, the Company will issue to the holders of the Shares ("Holders") that amount of additional shares of Common Stock ("Additional Shares") as will cause the effective per share purchase price of the Common Stock held by the Holders to be equal to the per share or per security purchase or exercise price of the Common Stock or securities convertible into or exercisable or exchangeable for Common Stock so issued. Notwithstanding the foregoing, the Company will not be required to issue Additional Shares to the Holders as a result of the issuance of options (and the shares of Common Stock underlying such options) to purchase shares of Common Stock to officers, directors or employees of the Company if the exercise price of such options is not less than the market price of the Common Stock on the date the options are granted.

         4.4. REGISTRATION RIGHTS.

              (a) On or before May 15. 1997, the Company shall file a registration statement under the Act ("Registration Statement") with the Commission registering for resale the Shares, the Additional Shares, if any, that have been issued to the Holders, and the Warrants and the shares of Common Stock issuable upon exercise of the Warrants (collectively, the "Registrable Securities"). The Company will use its best efforts to have such registration statement declared effective promptly thereafter.

              (b) In addition to the registration rights granted in subsection (a) above, (i) the Holders and the holders of the Warrants ("Warrantholders") shall have the right to include the Registrable Securities as part of any other registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Act or pursuant to Form S-8 or any equivalent form), and (ii) upon the request, on one occasion, of the holders of more than 50% of any Additional Shares which may have been issued pursuant to Section 4.3 hereof and which have not been registered pursuant to Section 4.4(a) hereof ("Additional Registrable Securities"), the Company shall file a registration statement under the Act with the Commission registering for resale such Additional Registrable Securities.

              (c) The Company shall bear all fees and expenses attendant to registering the Registrable Securities and any Additional Registrable Securities, including, without limitation, the fees (not to exceed $5,000) and expenses of one special counsel for the selling securityholders, but the Holders shall pay any and all underwriting commissions in connection with the sale of the Registrable Securities and any Additional Registrable Securities. The Company agrees to use its best efforts to cause the filing required herein to become effective promptly and to qualify or register the Registrable Securities and any Additional Registrable Securities in such States as are reasonably requested by the Holders and the Warrantholders; provided, however, that in no event shall the Company be required to register the Registrable Securities or Additional Registrable Securities in a State in which such registration would cause (i) the Company to be obligated to register or license to do business in such

State, or (ii) the principal stockholders of the Company to be obligated to escrow their shares of capital stock of the Company. The Company shall cause any registration statement filed pursuant to the rights granted under this
Section 4.4 to remain effective until the earliest of (i) the date by which all of the Registrable Securities and Additional Registrable Securities, if any, have been sold pursuant to the registration statement, or (ii) the date by which all of the Registrable Securities or Additional Registrable Securities, if any, are eligible for resale without restriction pursuant to Rule 144(k) promulgated under the Act.

              (d) Notwithstanding Section 4.4(b)(i) hereof, if the offering with respect to which a registration statement is filed is managed by an independent underwriter, then (i) if in the reasonable judgment of the managing underwriter, which shall be evidenced by a writing delivered to each Holder and each Warrantholder, the sale of the Registrable Securities or the Additional Registrable Securities in connection with the proposed offering would have a material adverse effect on the offering, the Holders and Warrantholders shall not sell their Registrable Securities or Additional Registrable Securities under such registration statement until 90 days after the effective date of such registration statement without the consent of the managing underwriter, and (ii) if securities are to be registered for the benefit of any other selling security holder ("Selling Holder"), each Holder and each Warrantholder shall be entitled to sell immediately under such registration statement a percentage of the total number of Registrable Securities and Additional Registrable Securities of a particular class of securities owned by him equal to the highest percentage of that class to be sold under such registration statement (vis-a-vis the total number of securities of that class owned) by any such Selling Holder, with the Holder or Warrantholder being entitled to sell the balance of his Registrable Securities and/or Additional

              (e) The Company shall indemnify the holder(s) of the Registrable Securities or Additional Registrable Securities to be sold pursuant to any registration statement hereunder and each person, if any, who controls such holders within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement other than arising from information set forth therein furnished by or on behalf of such holders or their successors or assigns in writing for specific inclusion in such registration statement. The holder(s) of the Registrable Securities or Additional Registrable Securities to be sold pursuant to such registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such holders, or their successors or assigns, in writing, for specific inclusion in such registration statement.

              (f) Nothing contained in this Agreement shall be construed as requiring the Warrantholders to exercise their Warrants prior to or after the initial filing of any registration statement or the effectiveness thereof.

              (g) Each of the Holders and Warrantholders participating in any of the foregoing offerings shall furnish to the Company a complete, accurate and executed questionnaire provided by the Company requesting information customarily sought of selling securityholders.

    5. OPINION OF COMPANY COUNSEL. The Investors concurrently with the execution of this Agreement shall receive from Locke Purnell Rain Harrell, special counsel for the Company, an opinion, dated as of the date hereof, in the form attached hereto as Exhibit B.

    6. INDEMNIFICATION. The Company shall indemnify and hold harmless each Investor and its successors and assigns. from and against any losses, damages, expenses or liabilities, including, without limitation, reasonable attorneys' fees, which may be sustained, suffered or incurred by that Investor, its successors and assigns, arising from or in connection with the breach of any the Company's covenants, representations, warranties, agreements, obligations or undertakings hereunder. The Investors, jointly but not severally, shall indemnity and hold harmless the Company from and against any losses, damages, expenses or liabilities. including, without limitation, reasonable attorneys' fees, which may be sustained, suffered or incurred by the Company arising from or in connection with the breach of any the Investors' covenants. representations. warranties, agreements, obligations or undertakings hereunder. These indemnities shall survive the execution of this Agreement.

    7.   MISCELLANEOUS.

         7.1 SURVIVAL OF WARRANTIES. The warranties, representations, and covenants of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

         7.2. SUCCESSORS AND ASSIGNS. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         7.3. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of New York, disregarding any principles of conflicts of laws.

         7.4. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         7.5. TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         7.6. NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing, shall be sent by facsimile to the party to be notified and shall be deemed effectively given upon personal delivery to the party to be notified, or four days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified. Any notice to the Company shall be sent to the Company at its facsimile number and address set forth on the signature page hereof, and any notice sent to an Investor shall be sent to the Investor at the facsimile number and address set forth under its name on Schedule A hereto, or at such other facsimile number or address as such party may designate by ten (10) days' advance written notice to the other parties, with a copy for the Company to Kent Jamison, Esq., Locke Purnell Rain Harrell, 2200 Ross Avenue, Suite 2200, Dallas, Texas 75201-6776, fax no. (214) 740-8800, and with a copy for the Investors to David Alan Miller, Esq., Graubard Mollen & Miller, 600 Third Avenue, New York, New York 10016-2097, fax no. (212) 818-8881.

         7.7. FINDER'S FEE. Each party represents that it neither is nor will be obligated for any finders fee or commission in connection with this transaction except that the Company is obligated to pay GKN Securities Corp. ("GKN") the fees set forth in Section 7.10 hereof. The Company agrees to indemnify and hold harmless the Investors from any liability for any commission or compensation in the nature of a finders fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees, or representatives is responsible.

         7.8. ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Common Stock issued or issuable upon conversion of the Investor Securities. Any amendment or waiver effected in accordance with this
Section 7.8 shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities. and the Company.

         7.9. SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         7.10. EXPENSES. The Company agrees to (i) pay $20,000 to GKN in consideration of introducing the Investors to the Company, (ii) pay $15,000 to Graubard Mollen & Miller ("GM&M"), special counsel to the Investors, for its fees and expenses incurred in connection with this transaction, and (iii) issue 25,000 Warrants having the same terms as the Warrants issued to the Investors hereunder to GKN as additional consideration for introducing the Investors to the Company. The Investors may deduct from the purchase price payable hereunder the amounts to be paid to GKN and GM&M.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                      WASTE RECOVERY, INC.
                                      By:  /s/ THOMAS L. EARNSHAW
                                         --------------------------------
                                           Thomas L. Earnshaw
                                           President and Chief Executive Officer

                                       Address:  309 S. Pearl Expressway
                                                 Dallas, Texas 75201
                                       Fax:      (214) 745-8945


INVESTORS:


/s/ BETTE NAGELBERG                   Delaware Charter Guaranty & Trust Co. FBO
----------------------------------    Ronald I. Heller - IRA
Bette Nagelberg


/s/ RONALD I. HELLER                  By:  /s/ RONALD I. HELLER
-----------------------------------       --------------------------------
Ronald I. Heller                      Name:
                                      Title:


/s/ RACHEL HELLER                     /s/ R. ANTHONY CIOFFARI
----------------------------------    ------------------------------------
Rachel Heller                         R. Anthony Cioffari


/s/ RONALD I. HELLER
-----------------------------------
Ronald I. Heller, as Custodian for Evan Heller

                                   SCHEDULE A

                                                NUMBER OF
                                AMOUNT OF       SHARES OF      NUMBER OF
INVESTOR                        INVESTMENT     COMMON STOCK    WARRANTS
--------                        ----------     ------------    ---------
Bette Nagelberg                  $550,000        366,666        366,666
662 Juniper Place
Franklin Lakes, NJ 07417
Fax: (201) 459-9458

Ronald I. Heller                  $18,333           --          366,667
74 Farview Road
Tenafly, NJ 07670
Fax: (201) 459-9458

Rachel Heller                     $72,500         50,000          --
74 Farview Road
Tenafly, NJ 07670
Fax: (201) 459-9458

Ronald I. Heller as               $72,500         50,000          --
Custodian for Evan Heller
74 Farview Road
Tenafly, NJ 07670
Fax: (201) 459-9458

Delaware Charter Guaranty        $386,667        266,667          --
& Trust Co. FBO
Ronald I. Heller - IRA
74 Farview Road
Tenafly, NJ 07670
Fax: (201) 459-9458

R. Anthony Cioffari               $25,000         16,667         16,667
75 Evergreen Street
Midland Park, NJ 07432
Fax: (212) 509-5181

NEITHER THIS WARRANT NOR THE COMMON STOCK WHICH MAY BE ACQUIRED UPON THE EXERCISE HEREOF HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE ACT AND COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

VOID AFTER 5:00 P.M. EASTERN TIME, DECEMBER 26, 2000.

                                                            For the Purchase of
                                                              366,666 shares of
                                                                   Common Stock
No.  1


                            WARRANT FOR PURCHASE OF
                            SHARES OF COMMON STOCK

                              WASTE RECOVERY, INC.

                             (A Texas corporation)


     Waste Recovery, Inc., a Texas corporation (the "Company"), hereby certifies that for value received, Bette Nagelberg, or her registered assigns (the "Registered Holder"), residing at 622 Juniper Place, Franklin Lakes, New Jersey 07417, is entitled, subject to the terms set forth below, to purchase from the Company, pursuant to this Warrant ("Warrant"), at any time or from time to time until December 26, 2000 ("Expiration Date"), 366,666 shares of Common Stock, no par value, of the Company ("Common Stock"), at a purchase price equal to $2.0625 per share of Common Stock. The number of shares of Common Stock purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

     l.   EXERCISE.

          (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by the surrender of this Warrant (with the Notice of Exercise Form attached hereto as Exhibit I duly executed by such Registered Holder) at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of an amount equal to the then applicable Purchase Price multiplied by the number of Warrant Shares then being purchased upon such exercise.

          (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1
(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1 (c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

          (c) As soon as practicable after the exercise of the purchase right represented by this

Warrant, the Company at its expense will use its best efforts to cause to be issued in the name of the Registered Holder and delivered to you:

               (i) a certificate or certificates for the number of full shares of Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, a Warrant Share representing the remainder of the fractional share to the next whole Warrant Share, and

               (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, stating on the face or faces thereof the number of shares currently stated on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in section 1(a) above.

     2.   ADJUSTMENTS.

          (a) SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the outstanding shares of the Company's Common Stock at any time while this Warrant remains outstanding and unexpired shall be subdivided or split into a greater number of shams, or a dividend in Common Stock shall be paid in respect of Common Stock, or a similar change in the Company's capitalization occurs which affects the outstanding Common Stock, as a class, then the Purchase Price in effect immediately prior to such subdivision or at the record dale of such dividend shall, simultaneously with the effectiveness of such subdivision or split or immediately after the record date of such dividend (as the case may be), be proportionately decreased. If the outstanding shares of Common Stock shall be combined or reverse-split into a smaller number of shares, the Purchase Price in effect immediately prior to such combination or reverse split shall, simultaneously with the effectiveness of such combination or reverse split, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing
(i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

          (b) RECLASSIFICATION, REORGANIZATION, CONSOLIDATION OR MERGER. In the case of any reclassification of the Common Stock or any reorganization, consolidation or merger of the Company with or into another corporation (other than a merger or reorganization with respect to which the Company is the continuing corporation and which does not result in any reclassification of the Common Stock), or a transfer of all or substantially all of the assets of the Company, or the payment of a liquidating distribution then, as part of any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, the Company shall arrange for the other party to the transaction to agree to, and lawful provision shall be made, so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof (to the extent, if any, still exercisable), the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, as the case may be, such Registered Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant such that the provisions set forth in this Section 2 (including provisions with respect to the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

     3. LIMITATION ON SALES. Each holder of this arrant acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Shares issued upon its exercise in the absence of (a) an effective registration statement under the Act as to this Warrant or such Warrant Shares and registration or qualification of this Warrant or such Warrant Shares under any applicable, Blue Sky or state securities law then in effect or (b) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Without limiting the generality of the foregoing, unless the offering and sale of the Warrant Shares to be issued upon the particular exercise of the Warrant shall have been effectively registered under the Act, the Company shall be under no obligation to issue the shares covered by such exercise unless and until the Registered Holder shall have executed an investment letter in form and substance satisfactory to the Company, including a warranty at the time of such exercise that it is acquiring such shares for its own account, and will not transfer the Warrant Shares unless pursuant to an effective and current registration statement under the Act or an exemption from the registration requirements of the Act and any other applicable restrictions, in which event the Registered Holder shall be bound by the provisions of a legend or legends to such effect which shall be endorsed upon the certificate(s) representing the Warrant Shares issued pursuant to such exercise. The Warrant Shares issued upon exercise thereof shall be imprinted with legends in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

     After the Registration Statement, referenced in Section 4 hereinbelow, is declared effective by the Securities and Exchange Commission ("Commission"), or after any registration statement in which Warrant Shares are included pursuant to the registration rights set forth in Section 4.4(b) of the Common Stock and Warrant Purchase Agreement between the Company and the initial Registered Holder ("Common Stock and Warrant Purchase Agreement") is declared effective by the Commission, the Registered Holder may deliver to the Company the certificates representing the Warrant Shares so registered, and the Company will, within three days after receipt by the Company of the foregoing, cause its transfer agent to issue new certificates representing and in exchange for the aforementioned certificates, which new certificates shall be legended as follows:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY BE SOLD PURSUANT TO THE REGISTRATION STATEMENT PROVIDED THAT (i) THE REGISTRATION STATEMENT IS CURRENT AND EFFECTIVE, (ii) THE HOLDER COMPLIES WITH THE PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND (iii) SALE IS IN COMPLIANCE WITH THE PLAN OF DISTRIBUTION SET FORTH IN THE PROSPECTUS."

     4. REGISTRATION RIGHTS OF WARRANT HOLDER. The Company has agreed to register the Warrants and Warrant Shares issuable hereunder on a Registration Statement under the Act ("Registration Statement") with the Securities and Exchange Commission in accordance with Section 4 of the Common Stock and Warrant Purchase Agreement. These registration rights shall inure to the benefit of any transferee of the Warrants and the Warrant Shares.

     5.   NOTICES OF RECORD DATE. In case:

          (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution (other than a dividend or distribution payable solely in capital stock of the Company or out of funds legally available therefor), or to receive any right to subscribe for or purchase any shares of any class or any other securities, or to receive any other right, or

          (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

          (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the, Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten ( 10) days prior to the record date or effective date for the event specified in such notice, provided that the failure to mail such notice shall not affect the legality or validity of any such action.

     6. RESERVATION AND MAINTENANCE OF LISTING OF STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such shares of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant and shall use its best efforts to list and maintain the quotation of the Warrant Shares on the same system or exchange as the Company's outstanding Common Stock.

     7. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     8.   TRANSFERS, ETC.

          (a) The Company will maintain or cause to be maintained a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change.

          (b) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     9. NO RIGHTS AS SHAREHOLDER. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a shareholder of the Company.

     10. CHANGE OR WAIVER. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

     11. HEADINGS. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

     12. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of New York as such laws are applied to contracts made and to be fully performed entirely within that state between residents of that state.

     13. MAILING OF NOTICES, ETC. All notices and other communications under this Warrant (except payment) shall be in writing and shall be sufficiently given if sent by facsimile and either delivered to the addressees in person, by Federal Express or similar receipt delivery or by postage prepaid, certified mail, return receipt requested, as follows:

Registered Holder: To his address on page 1 of this Warrant.

     with a copy to:
                     Graubard Mollen & Miller
                     600 Third Avenue
                     New York, New York  l0016-2097
                     Attn: David Alan Miller, Esq.
                     Fax: (212) 818-8881

The Company:         Waste Recovery, Inc.
                     309 S. Pearl Expressway
                     Dallas, Texas 75201
                     Fax: (214) 745-8945

     with a copy to:
                     Locke Purnell Rain Harrell
                     2200 Ross Avenue, Suite 2200
                     Dallas, Texas 75201-6776
                     Attn: Kent Jamison, Esq.
                     Fax: (214) 740-8800

or to such other address as any of them, by notice to the others may designate from time to time. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

                                     WASTE RECOVERY, INC.


                                     By:  /s/THOMAS L. EARNSHAW
                                       ---------------------------------------
                                         Thomas L. Earnshaw
                                          President and Chief Executive Officer

                                                                       EXHIBIT I

                               NOTICE OF EXERCISE



TO:  Waste Recovery, Inc.
     309 S. Pearl Expressway
     Dallas, Texas 75201

     l. The undersigned hereby elects to purchase shares of the Common Stock of Waste Recovery, Inc., pursuant to terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, together with all applicable transfer taxes, if any.

     2. Please issue a certificate or certificates representing said shares of the Common Stock in the name of the undersigned or in such other name as is specified below:

     3. The undersigned represents that it will sell the shares of Common Stock pursuant to an effective Registration Statement under the Securities Act of 1933, as amended, or an exemption from registration thereunder.


                                        ----------------------------------------
                                        (Name)


                                        ----------------------------------------
                                        (Address)

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------
                                        (Taxpayer Identification Number)



-----------------------------------
[PRINT NAME OF REGISTERED HOLDER]


By:
   --------------------------------

Title:
      -----------------------------

Date:
     ------------------------------

NEITHER THIS WARRANT NOR THE COMMON STOCK WHICH MAY BE ACQUIRED UPON THE EXERCISE HEREOF HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE ACT AND COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

VOID AFTER 5:00 P.M. EASTERN TIME, DECEMBER 26, 2000.

                                                             For the Purchase of
                                                               366,667 shares of
                                                                    Common Stock
No.  2
   -------

                          WARRANT FOR THE PURCHASE OF
                             SHARES OF COMMON STOCK
                                       OF
                              WASTE RECOVERY, INC.

                             (A Texas corporation)


     Waste Recovery, Inc., a Texas corporation (the "Company"), hereby certifies that for value received, Ronald I. Heller, or his registered assigns (the "Registered Holder"), residing at 74 Farview Road, Tenafly, New Jersey 07670, is entitled, subject to the terms set forth below, to purchase from the Company, pursuant to this Warrant ("Warrant"), at any time or from time to time until December 26, 2000 ("Expiration Date"), 366,667 shares of Common Stock, no par value, of the Company ("Common Stock"), at a purchase price equal to $2.0625 per share of Common Stock. The number of shares of Common Stock purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

     1.   EXERCISE.

          (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by the surrender of this Warrant (with the Notice of Exercise Form attached hereto as Exhibit I duly executed by such Registered Holder) at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of an amount equal to the then applicable Purchase Price multiplied by the number of Warrant Shares then being purchased upon such exercise.

          (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1
(a) above. At Such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1 (c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

          (c) As soon as practicable after the exercise of the purchase right represented by this

Warrant, the Company at its expense will use its best efforts to cause to be issued in the name of the Registered Holder and delivered to you:

               (i) a certificate or certificates for the number of full shares of Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, a Warrant Share representing the remainder of the fractional share to the next whole Warrant Share, and

               (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, stating on the face or faces thereof the number of shares currently stated on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in subsection 1 (a) above.

     2.   ADJUSTMENTS.

          (a) SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the outstanding shares of the Company's Common Stock at any time while this Warrant remains outstanding and unexpired shall be subdivided or split into a greater number of shares, or a dividend in Common Stock shall be paid in respect of Common Stock, or a similar change in the Company's capitalization occurs which affects the outstanding Common Stock, as a class, then the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or split or immediately after the record date of such dividend (as the case may be), be proportionately decreased. If the outstanding shares of Common Stock shall be combined or reverse-split into a smaller number of shares, the Purchase Price in effect immediately prior to such combination or reverse split shall, simultaneously with the effectiveness of such combination or reverse split, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing
(i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

          (b) RECLASSIFICATION, REORGANIZATION, CONSOLIDATION OR MERGER. In the case of any reclassification of the Common Stock or any reorganization, consolidation or merger of the Company with or into another corporation (other than a merger or reorganization with respect to which the Company is the continuing corporation and which does not result in any reclassification of the Common Stock), or a transfer of all or substantially all of the assets of the Company, or the payment of a liquidating distribution then, as part of any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, the Company shall arrange for the other party to the transaction to agree to, and lawful provision shall be made, so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof (to the extent, if any, still exercisable), the kind and amount of shares of stock or other securities or properly which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, as the case may be, such Registered Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant such that the provisions set forth in this Section 2 (including provisions with respect to the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

     3. LIMITATION ON SALES. Each holder of this Warrant acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Shares issued upon its exercise in the absence of (a) an effective registration statement under the Act as to this Warrant or such Warrant Shares and registration or qualification of this Warrant or such Warrant Shares under any applicable Blue Sky or state securities law then in effect or (b) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Without limiting the generality of the foregoing, unless the offering and sale of the Warrant Shares to be issued upon the particular exercise of the Warrant shall have been effectively registered under the Act, the Company shall be under no obligation to issue the shares covered by such exercise unless and until the Registered Holder shall have executed an investment letter in form and substance satisfactory to the Company, including a warranty at the time of such exercise that it is acquiring such shares for its own account, and will not transfer the Warrant Shares unless pursuant to an effective and current registration statement under the Act or an exemption from the registration requirements of the Act and any other applicable restrictions, in which event the Registered Holder shall be bound by the provisions of a legend or legends to such effect which shall be endorsed upon the certificate(s) representing the Warrant Shares issued pursuant to such exercise. The Warrant Shares issued upon exercise thereof shall be imprinted with legends in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

     After the Registration Statement, referenced in Section 4 hereinbelow, is declared, effective by the Securities and Exchange Commission ("Commission"), or after any registration statement in which Warrant Shares are included pursuant to the registration rights set forth in Section 4.4(b) of the Common Stock and Warrant Purchase Agreement between the Company, and the initial Registered Holder ("Common Stock and Warrant Purchase Agreement") is declared effective by the Commission, the Registered Holder may deliver to the Company the certificates representing the Warrant Shares so registered, and the Company will, within three days after receipt by the Company of the foregoing, cause its transfer agent to issue new certificates representing and in exchange for the aforementioned certificates, which new certificates shall be legended as follows:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY BE SOLD PURSUANT TO THE REGISTRATION STATEMENT PROVIDED THAT (i) REGISTRATION STATEMENT IS CURRENT AND EFFECTIVE, (ii) THE HOLDER COMPLIES WITH THE PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND (iii) THE SALE IS IN COMPLIANCE WITH THE PLAN OF DISTRIBUTION SET FORTH IN THE PROSPECTUS."

     4. REGISTRATION RIGHTS OF WARRANT HOLDER. The Company has agreed to register the Warrants and Warrant Shares issuable hereunder on a Registration Statement under the Act ("Registration Statement") with the Securities and Exchange Commission in accordance with Section 4 of the Common Stock and Warrant Purchase Agreement These registration rights shall inure to the benefit of any transferee of the Warrants and the Warrant Shares.

     5.   NOTICES OF RECORD DATE. In case:

          (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution (other than a dividend or distribution payable solely in capital stock of the Company or out of funds legally available therefor), or to receive any right to subscribe for or purchase any shares of any class or any other securities, or to receive any other right, or

          (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

          (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice, provided that the failure to mail such notice shall not affect the legality or validity of any such action.

     6. RESERVATION AND MAINTENANCE OF LISTING OF STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such shares of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant and shall use its best efforts to list and maintain the quotation of the Warrant Shares on the same system or exchange as the Company's outstanding Common Stock.

     7. PLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     8.   TRANSFERS ETC.

          (a) The Company will maintain or cause to be maintained a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change.

          (b) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     9. NO RIGHTS AS SHAREHOLDER. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a shareholder of the Company.

     10. CHANGE OR WAIVER. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

     11. HEADINGS. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

     12. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of New York as such laws are applied to contracts made and to be fully performed entirely within that state between residents of that state.

     13. MAILING OF NOTICES. ETC. All notices and other communications under this Warrant (except payment) shall be in writing and shall be sufficiently given if sent by facsimile and either delivered to the addressees in person, by Federal Express or similar receipt delivery or by postage prepaid, certified mail, return receipt requested, as follows:

Registered Holder:   To her address on page 1 of this Warrant.

     with a copy to:
                     Graubard Mollen & Miller
                     600 Third Avenue
                     New York, New York 10016-2097
                     Attn: David Alan Miller, Esq.
                     Fax: (212) 818-8881

The Company:         Waste Recovery, Inc.
                     309 S. Pearl Expressway
                     Dallas, Texas 75201
                     Fax: (214) 745-8945

     with a copy to:
                     Locke Purnell Rain Harrell
                     2200 Ross Avenue, Suite 2200
                     Dallas, Texas 75201-6776
                     Attn: Kent Jamison, Esq.
                     Fax: (214) 740-8800

or to such other address as any of them, by notice to the others may designate from time to time. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

                                      WASTE RECOVERY, INC.


                                      By:  /S/ THOMAS L. EARNSHAW
                                         ---------------------------------------
                                           Thomas L. Earnshaw
                                           President and Chief Executive Officer

                                                                    EXHIBIT I

                               NOTICE OF EXERCISE

TO:  Waste Recovery, Inc.
     309 S. Pearl Expressway
     Dallas, Texas 75201

     1. The undersigned hereby elects to purchase shares of the Common Stock of Waste Recovery, Inc., pursuant to terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, together with all applicable transfer taxes, if any.

     2. Please issue a certificate or certificates representing said shares of the Common Stock in the name of the undersigned or in such other name as is specified below:

     3. The undersigned represents that it will sell the shares of Common Stock pursuant to an effective Registration Statement under the Securities Act of 1933, as amended, or an exemption from registration thereunder.

                                            __________________________________
                                            (Name)


                                            __________________________________
                                            (Address)

                                            __________________________________

                                            __________________________________

                                            __________________________________
                                            (Taxpayer Identification Number)



__________________________________
[PRINT NAME OF REGISTERED HOLDER]


By:_______________________________

Title:____________________________

Date:_____________________________

NEITHER THIS WARRANT NOR THE COMMON STOCK WHICH MAY BE ACQUIRED UPON THE EXERCISE HEREOF HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE ACT AND COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

VOID AFTER 5:00 P.M. EASTERN TIME, DECEMBER 26, 2000.

                                                           For the Purchase of
                                                              16,667 shares of
                                                                  Common Stock
No.  3
   -----

                          WARRANT FOR THE PURCHASE OF
                            SHARES OF COMMON STOCK
                                      OF
                              WASTE RECOVERY, INC.

                             (A Texas corporation)


     Waste Recovery, Inc., a Texas corporation (the "Company"), hereby certifies that for value received, R Anthony Cioffari, or his registered assigns (the "Registered Holder"), residing at 75 Evergreen Street, Midland Park, New Jersey 07432, is entitled, subject to the terms set forth below, to purchase from the Company, pursuant to this Warrant ("Warrant"), at any time or from time to time until December 26, 2000 ("Expiration Date"), 16,667 shares of Common Stock, no par value, of the Company ("Common Stock"), at a purchase price equal to $2.0625 per share of Common Stock. The number of shares of Common Stock purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

     l.   EXERCISE.

          (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by the surrender of this Warrant (with the Notice of Exercise Form attached hereto as Exhibit I duly executed by such Registered Holder) at the principal office of the Company, or at such other office or agency as the, Company may designate, accompanied by payment in full, in lawful money of the United States, of an amount equal to the then applicable Purchase Price multiplied by the number of Warrant Shares then being purchased upon such exercise.

          (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1 (a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1 (c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

          (c) As soon as practicable after the exercise of the purchase right represented by this

Warrant, the Company at its expense will use its best efforts to cause to be issued in the name of the Registered Holder and delivered to you:

               (i) a certificate or certificates for the number of full shares of Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, a Warrant Share representing the remainder of the fractional share to the next whole Warrant Share, and

               (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, stating on the face or faces thereof the number of shares currently stated on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in subsection 1(a) above.

     2.   ADJUSTMENTS.

          (a) SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the outstanding shares of the Company's Common Stock at any time while this Warrant remains outstanding and unexpired shall be subdivided or split into a greater number of shares, or a dividend in Common Stock shall be paid in respect of Common Stock, or a similar change in the Company's capitalization occurs which affects the outstanding Common Stock, as a class, then the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or split or immediately after the record date of such dividend (as the case may be), be proportionately decreased. If the outstanding shares of Common Stock shall be combined or reverse-split into a smaller number of shares, the Purchase Price in effect immediately prior to such combination or reverse split shall, simultaneously with the effectiveness of such combination or reverse split, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

          (b) RECLASSIFICATION, REORGANIZATION, CONSOLIDATION OR MERGER. In the case of any reclassification of the Common Stock or any reorganization, consolidation or merger of the Company with or into another corporation (other than a merger or reorganization with respect to which the Company is the continuing corporation and which does not result in any reclassification of the Common Stock), or a transfer of all or substantially all of the assets of the Company, or the payment of a liquidating distribution then, as part of any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, the Company shall arrange for the other party to the transaction to agree to, and lawful provision shall be made, so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof (to the extent, if any, still exercisable), the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, as the case may be, such Registered Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant such that the provisions set forth in this Section 2 (including provisions with respect to the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

     3. LIMITATION ON SALES. Each holder of this Warrant acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Shares issued upon its exercise in the absence of (a) an effective registration statement under the Act as to this Warrant or such Warrant Shares and registration or qualification of this Warrant or such Warrant Shares under any applicable Blue Sky or state securities law then in effect or (b) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Without limiting the generality of the foregoing, unless the offering and sale of the Warrant Shares to be issued upon the particular exercise of the Warrant shall have been effectively registered under the Act, the Company shall be under no obligation to issue the shares covered by such exercise unless and until the Registered Holder shall have executed an investment letter in form and substance satisfactory to the Company, including a warranty at the time of such exercise that it is acquiring such shares for its own account, and will not transfer the Warrant Shares unless pursuant to an effective and current registration statement under the Act or an exemption from the registration requirements of the Act and any other applicable restrictions, in which event the Registered Holder shall be bound by the provisions of a legend or legends to such effect which shall be endorsed upon the certificate(s) representing the Warrant Shares issued pursuant to such exercise. The Warrant Shares issued upon exercise thereof shall be imprinted with legends in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

     After the Registration Statement, referenced in Section 4 hereinbelow, is declared effective by the Securities and Exchange Commission ("Commission"), or after any registration statement in which Warrant Shares are included pursuant to the registration rights set forth in Section 4.4(b) of the Common Stock and Warrant Purchase Agreement between the Company and the initial Registered Holder ("Common Stock and Warrant Purchase Agreement") is declared effective by the Commission, the Registered Holder may deliver to the Company the certificates representing the Warrant Shares so registered, and the Company will, within three days after receipt by the Company of the foregoing, cause its transfer agent to issue new certificates representing and in exchange for the aforementioned certificates, which new certificates shall be legended as follows:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY BE SOLD PURSUANT TO THE REGISTRATION STATEMENT PROVIDED THAT (i) THE REGISTRATION STATEMENT IS CURRENT AND EFFECTIVE, (ii) THE HOLDER COMPLIES WITH THE PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND (iii) THE SALE IS IN COMPLIANCE WITH THE PLAN OF DISTRIBUTION SET FORTH IN THE PROSPECTUS."

     4. REGISTRATION RIGHTS OF WARRANT HOLDER. The Company has agreed to register the Warrants and Warrant Shares issuable hereunder on a Registration Statement under the Act ("Registration Statement") with the Securities and Exchange Commission in accordance with Section 4 of the Common Stock and Warrant Purchase Agreement. These registration rights shall inure to the benefit of any transferee of the Warrants and the Warrant Shares.

     5.   NOTICES OF RECORD DATE. In case:

          (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution (other than a dividend or distribution payable solely in capital stock of the Company or out of funds legally available therefor), or to receive any right to subscribe for or purchase any shares of any class or any other securities, or to receive any other right, or

          (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

          (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other properly deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice, provided that the failure to mail such notice shall not affect the legality or validity of any such action.

     6. RESERVATION AND MAINTENANCE OF LISTING OF STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such shares of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant and shall use its best efforts to list and maintain the quotation of the Warrant Shares on the same system or exchange as the Company's outstanding Common Stock.

     7. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     8.   TRANSFERS, ETC.

          (a) The Company will maintain or cause to be maintained a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change.

          (b) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     9. NO RIGHTS AS SHAREHOLDER. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a shareholder of the Company.

     10. CHANGE OR WAIVER. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

     1l. HEADINGS. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

     12. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of New York as such laws are applied to contracts made and to be fully performed entirely within that state between residents of that state.

     13. MAILING OF NOTICES, ETC. All notices and other communications under this Warrant (except payment) shall be in writing and shall be sufficiently given if sent by facsimile and either delivered to the addressees in person, by Federal Express or similar receipt delivery or by postage prepaid, certified mail, return receipt requested, as follows:

Registered Holder: To his address on page 1 of this Warrant.

     with a copy to:
                    Graubard Mollen & Miller
                    600 Third Avenue
                    New York, New York 10016-2097
                    Attn: David Alan Miller, Esq.
                    Fax: (212) 818-8881

The Company:        Waste Recovery, Inc.
                    309 S. Pearl Expressway
                    Dallas, Texas 75201
                    Fax: (214) 745-8945

     with a copy to:
                    Locke Purnell Rain Harrell
                    2200 Ross Avenue, Suite 2200
                    Dallas, Texas 75201-6776
                    Attn: Kent Jamison, Esq.
                    Fax: (214) 740-8800

or to such other address as any of them, by notice to the others may designate from time to time. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing,

                                       WASTE RECOVERY, INC.


                                       By:  /s/ THOMAS L. EARNSHAW
                                          ----------------------------------
                                       Thomas L. Earnshaw
                                       President and Chief Executive Officer

                                                                       EXHIBIT I

                               NOTICE OF EXERCISE


TO:  Waste Recovery, Inc.
     309 S. Pearl Expressway
     Dallas, Texas 75201

     l. The undersigned hereby elects to purchase shares of the Common Stock of Waste Recovery, Inc., pursuant to terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, together with all applicable transfer taxes, if any.

     2. Please issue a certificate or certificates representing said shares of the Common Stock in the name of the undersigned or in such other name as is specified below:

     3. The undersigned represents that it will sell the shares of Common Stock pursuant to an effective Registration Statement under the Securities Act of 1933, as amended, or an exemption from registration thereunder.


                                        ----------------------------------------
                                        (Name)


                                        ----------------------------------------
                                        (Address)

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------
                                        (Taxpayer Identification Number)



-----------------------------------
[PRINT NAME OF REGISTERED HOLDER]


By:
   --------------------------------

Title:
      -----------------------------

Date:
     ------------------------------

NEITHER THIS WARRANT NOR THE COMMON STOCK WHICH MAY BE ACQUIRED UPON THE EXERCISE HEREOF HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE ACT AND COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

VOID AFTER 5:00 P.M. EASTERN TIME, DECEMBER 26, 2000.

                                                             For the Purchase of
                                                                25,000 shares of
                                                                    Common Stock
No.  4
   ------

                          WARRANT FOR THE PURCHASE OF
                             SHARES OF COMMON STOCK
                                       OF
                              WASTE RECOVERY, INC.

                             (A Texas corporation)


     Waste Recovery, Inc., a Texas corporation (the "Company"), hereby certifies that for value received, GKN Securities Corp. or its registered assigns (the "Registered Holder"), residing at 61 Broadway, New York, New York 10006, is entitled, subject to the terms set forth below, to purchase from the Company, pursuant to this Warrant ("Warrant"), at any time or from time to time until December 26, 2000 ("Expiration Date"), 25,000 shares of Common Stock, no par value, of the Company ("Common Stock"), at a purchase price equal to $2.0625 per share of Common Stock. The number of shares of Common Stock purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

     1.   EXERCISE.

          (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by the surrender of this Warrant (with the Notice of Exercise Form attached hereto as Exhibit I duly executed by such Registered Holder) at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, m lawful money of the United States, of an amount equal to the then applicable Purchase Price multiplied by the number of Warrant Shares then being purchased upon such exercise.

          (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1
(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1 (c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

          (c) As soon as practicable after the exercise of the purchase right represented by this Warrant, the Company at its expense will use its best efforts to cause to be issued in the name of the Registered Holder and delivered to you:

               (i) a certificate or certificates for the number of full shares of Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, a Warrant Share representing the remainder of the fractional share to the next whole Warrant Share, and

               (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, stating on the face or faces thereof the number of shares currently stated on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in subsection 1 (a) above.

     2.   ADJUSTMENTS.

          (a) SPLIT SUBDIVISION OR COMBINATION OF SHARES. If the outstanding shares of the Company's Common Stock at any time while this Warrant remains outstanding and unexpired shall be subdivided or split into a greater number of shares, or a dividend in Common Stock shall be paid in respect of Common Stock, or a similar change in the Company's capitalization occurs which affects the outstanding Common Stock, as a class, then the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or split or immediately after the record date of such dividend (as the case may be), be proportionately decreased. If the outstanding shares of Common Stock shall be combined or reverse-split into a smaller number of shares, the Purchase Price in effect immediately prior to such combination or reverse split shall, simultaneously with the effectiveness of such combination or reverse split, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing
(i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

          (b) RECLASSIFICATION, REORGANIZATION, CONSOLIDATION OR MERGER. In the case of any reclassification of the Common Stock or any reorganization, consolidation or merger of the Company with or into another corporation (other than a merger or reorganization with respect to which the Company is the continuing corporation and which does not result in any reclassification of the Common Stock), or a transfer of all or substantially all of the assets of the Company, or the payment of a liquidating distribution then, as part of any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, the Company shall arrange for the other party to the transaction to agree to, and lawful provision shall be made, so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof (to the extent, if any, still exercisable), the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, as the case may be, such Registered Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant such that the provisions set forth in this Section 2 (including provisions with respect to the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

     3. LIMITATION ON SALES. Each holder of this Warrant acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Shares issued upon its exercise in the absence of (a) an elective registration statement under the Act as to this Warrant or such Warrant Shares and registration or qualification of this Warrant or such Warrant Shares under any applicable Blue Sky or state securities law then in effect or (b) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Without limiting the generality of the foregoing, unless the offering and sale of the Warrant Shares to be issued upon the particular exercise of the Warrant shall have been effectively registered under the Act, the Company shall be under no obligation to issue the shares covered by such exercise unless and until the Registered Holder shall have executed an investment letter in form and substance satisfactory to the Company, including a warranty at the time of such exercise that it is acquiring such shares for its own account, and will not transfer the Warrant Shares unless pursuant to an effective and current registration statement under the Act or an exemption from the registration requirements of the Act and any other applicable restrictions, in which event the Registered Holder shall be bound by the provisions of a legend or legends to such effect which shall be endorsed upon the certificate(s) representing the Warrant Shares issued pursuant to such exercise. The Warrant Shares issued upon exercise thereof shall be imprinted with legends in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

     After the Registration Statement, referenced in Section 4 hereinbelow, is declared effective by the Securities and Exchange Commission ("Commission"), or after any registration statement in which Warrant Shares are included pursuant to the registration rights set forth in Section 4.4(b) of the Common Stock and Warrant Purchase Agreement between the Company and the initial Registered Holder ("Common Stock and Warrant Purchase Agreement") is declared effective by the Commission, the Registered Holder may deliver to the Company the certificates representing the Warrant Shares so registered, and the Company will, within three days after receipt by the Company of the foregoing, cause its transfer agent to issue new certificates representing and in exchange for the aforementioned certificates, which new certificates shall be legended as follows:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY BE SOLD PURSUANT TO THE REGISTRATION STATEMENT PROVIDED THAT (i) THE REGISTRATION STATEMENT IS CURRENT AND EFFECTIVE, (ii) THE HOLDER COMPLIES WITH THE PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND (iii) THE SALE IS IN COMPLIANCE WITH THE PLAN OF DISTRIBUTION SET FORTH IN THE PROSPECTUS."

     4. REGISTRATION RIGHTS OF WARRANT HOLDER. The Company has agreed to register the Warrants and Warrant Shares issuable hereunder on a Registration Statement under the Act ("Registration Statement") with the Securities and Exchange Commission in accordance with Section 4 of the Common Stock and Warrant Purchase Agreement. These registration rights shall inure to the benefit of any transferee of the Warrants and the Warrant Shares.

     5.   NOTICES OF RECORD DATE. In case:

          (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution (other than a dividend or distribution payable solely in capital stock of the Company or out of funds legally available therefor), or to receive any right to subscribe for or purchase any shares of any class or any other securities, or to receive any other right, or

          (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

          (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice, provided that the failure to mail such notice shall not affect the legality or validity of any such action.

     6. RESERVATION AND MAINTENANCE OF LISTING OF STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such shares of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant and shall use its best efforts to list and maintain the quotation of the Warrant Shares on the same system or exchange as the Company's outstanding Common Stock.

     7. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     8.   TRANSFERS. ETC.

          (a) The Company will maintain or cause to be maintained a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change.

          (b) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     9. NO RIGHTS AS SHAREHOLDER. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a shareholder of the Company.

     10. CHANGE OR WAIVER. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

     11. HEADINGS. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

     12. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of New York as such laws are applied to contracts made and to be fully performed entirely within that state between residents of that state.

     13. MAILING OF NOTICES, ETC. All notices and other communications under this Warrant (except payment) shall be in writing and shall be sufficiently given if sent by facsimile and either delivered to the addressees in person, by Federal Express or similar receipt delivery or by postage prepaid, certified mail, return receipt requested, as follows:

Registered Holder: To its address on page 1 of this Warrant.

     with a copy to:
                     Graubard Mollen & Miller
                     600 Third Avenue
                     New York, New York 10016-2097
                     Attn: David Alan Miller, Esq.
                     Fax: (212) 818-8881

The Company:         Waste Recovery, Inc.
                     309 S. Pearl Expressway
                     Dallas, Texas 75201
                     Fax: (214) 745-8945

     with a copy to:
                     Locke Purnell Rain Harrell
                     2200 Ross Avenue, Suite 2200
                     Dallas, Texas 75201-6776
                     Attn: Kent Jamison, Esq.
                     Fax: (214) 740-8800

or to such other address as any of them, by notice to the others may designate from time to time. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

                                      WASTE RECOVERY, INC.


                                      By:  /s/ THOMAS L. EARNSHAW
                                         ---------------------------------------
                                           Thomas L. Earnshaw
                                           President and Chief Executive Officer

                                                                      EXHIBIT I

                              NOTICE OF EXERCISE


TO:  Waste Recovery, Inc.
     309 S. Pearl Expressway
     Dallas, Texas 75201

     1. The undersigned hereby elects to purchase shares of the Common Stock of Waste Recovery, Inc., pursuant to terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, together with all applicable transfer taxes, if any.

     2. Please issue a certificate or certificates representing said shares of the Common Stock in the name of the undersigned or in such other name as is specified below:

     3. The undersigned represents that it will sell the shares of Common Stock pursuant to an effective Registration Statement under the Securities Act of 1933, as amended, or an exemption from registration thereunder.



                                   ------------------------------------
                                   (Name)

                                   ------------------------------------
                                   (Address)


                                   ------------------------------------

                                   ------------------------------------

                                   ------------------------------------
                                   (Taxpayer Identification Number)




------------------------------------
[PRINT NAME OF REGISTERED HOLDER]


By:
   ------------------------------------

Title:
       ------------------------------------
Date:

       ------------------------------------

December 26, 19%



To the Investors set forth on Schedule A hereto (the "Investors")


Ladies and Gentlemen:

     We have acted as counsel to Waste Recovery, Inc., a Texas corporation (the "Company"), in connection with the issuance and sale by the Company of 750,000 shares of its Common Stock, no par value per share (the "Common Stock"), and 750,000 warrants each exercisable to purchase one share of Common Stock (the "Warrants").

     This opinion is delivered to you pursuant to Section 5 of the Common Stock and Warrant Purchase Agreement dated as of December 26, 1996 (the "Stock Purchase Agreement") between the Company and the Investors. Terms used herein which are defined in the Stock Purchase Agreement shall have the respective meanings set forth in the Stock Purchase Agreement, unless otherwise defined herein.

     In connection with this option, we have examined the following:

     A.   Stock Purchase Agreement; and

     B. Form of Warrant for the Purchase of Common Stock of the Company (the "Warrant Agreement").

     We have also examined such corporate records, instruments and other documents as we have deemed necessary to enable us to render the opinions expressed herein. As to matters of fact material to this opinion, we have relied upon (i) the representations and warranties of the parties contained in or made in connection with the Stock Purchase Agreement and (ii) certificates or other documents furnished by or on behalf of the Company and its officers. In addition, as to certain matters we have relied upon certificates or other communications or documents from various state authorities and public officials. We have assumed, without independent verification, the accuracy of such representations, warranties, certificates, communications and other documents and of the factual matters contained therein.

     In connection with our examination, we have assumed the genuineness of all signatures (except signatures of officers of the Company), the legal capacity of natural persons, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as certified, conformed, reproduction or facsimile copies.

     We also have assumed, for purposes of the opinions expressed herein, that
(i) all parties to the Stock Purchase Agreement (other than the Company) are validly existing and have the power and authority to enter into such documents and perform their respective obligations thereunder, (ii) the Stock Purchase Agreement has been duly authorized, executed and delivered by all parties thereto other than the Company, and (iii) the Stock Purchase Agreement constitutes the valid, binding and enforceable obligations of all parties thereto other than the Company.

     We are members of the State Bar of Texas. We do not express any opinion herein with respect to the law of any jurisdiction other than the State of Texas and applicable Federal law. You should be aware that we are not admitted to the practice of law in the State of New York. With your permission, we have assumed for purposes of rendering this opinion, without research or confirmation, that the relevant laws of the State of New York are identical to those of the State of Texas.

     Based on the foregoing and subject to the assumptions, qualifications, limitations and conditions set forth herein, we are of the opinion that:

     1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. Based solely on certificates from the Company and oral information from its corporate agent acting on behalf of the Company in such jurisdictions, the Company is duly qualified and licensed to do business as a foreign corporation in the states set forth on Schedule B to this opinion, and to our knowledge, such jurisdictions constitute all of the jurisdictions in which the Company owns or leases any real property or the character of its operations require such qualification or licensing, except where the failure to so qualify or be licensed would not have a material adverse effect on the business, operations or financial condition of the Company.

     2. The Company has all requisite corporate power and authority under the laws of the state of its incorporation to own and operate its properties and to carry on its business as now conducted, and, to our knowledge, the Company has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from any and all applicable governmental or regulatory officials and bodies to own or lease its properties and conduct its business and is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates and permits and all federal, state and local laws, rules and regulations. The Company has the corporate power and authority to execute, deliver and perform its obligations under the Stock Purchase Agreement and to carry out the transactions contemplated thereby, and all consents, authorizations, approvals and orders required in connection therewith have been obtained.

     3. The execution, delivery and performance of the Stock Purchase Agreement and each of the Warrant Agreements have been duly authorized by all necessary corporate action on the part of the Company. The Stock Purchase Agreement and the Warrant Agreements have been duly executed and delivered by the Company and constitute the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

     4. The Securities have been duly authorized and, when issued and paid for, will be validly issued, fully paid and non-assessable and free from all liens and charges (other than liens and charges that may be created by or attributable to the holder thereof); the holders thereof are not and will not be subject to personal liability by reason of being such holders. The Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or, to our knowledge, similar contractual rights granted by the Company. When issued, the Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby.

     5. The execution, delivery and performance of the Stock Purchase Agreement and the issuance and sale by the Company to the Investors of the Common Stock and the Warrants in accordance with the Stock Purchase Agreement and the consummation of the transactions contemplated under the Stock Purchase Agreement will not (i) conflict with, result in a breach of, constitute a default or require any consent under, the Articles of Incorporation or Bylaws of the Company or any statute, rule or regulation binding on the Company, or, to our knowledge, any agreement, mortgage, deed of trust, note, indenture, contract or commitment or order, writ, judgment or decree to which the Company is a party or by which any of its properties or assets are bound, or (ii) to our knowledge, result in the creation of any lien upon any of the material properties or assets of the Company under any agreement, mortgage, deed of trust, note, indenture, contract or commitment.

     6. No action by or filing with any domestic governmental authority, federal, state or local, is required in connection with (i) the execution, delivery and performance by the Company of the Stock Purchase Agreement and or
(ii) the exercise by the Investors of any rights under the Stock Purchase Agreement or the Warrant Agreements, except (x) with respect to the registration under the Securities Act of 1933, as amended, and state securities or "blue sky" laws pursuant to registration rights granted pursuant to the Stock Purchase Agreement and (y) any filings required by the nature and extent of the ownership of the Securities by the Investors.

     This opinion is limited by, subject to, and based on the following assumptions, qualifications, limitations and conditions:

          (a) The enforceability of the obligations of the Company under the Stock Purchase Agreement and the Warrant Agreements is subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditors' rights generally,
(ii) the effect of general principles of equity (regardless of whether considered in proceedings in equity or at law) and (iii) certain limitations regarding rights to indemnification and contribution thereunder.

          (b) In connection with opinions expressed herein as being limited "to our knowledge" or "known to us" or containing similar qualifications, such opinions are based on the actual knowledge of our attorneys working on these or other matters for the Company, and we have made no independent investigations as to the accuracy or completeness of any representations, warranties, documents or other information, written or oral, made or furnished by or on behalf of any officer or representative of the Company.

     This opinion is limited to the matters expressly stated herein and no opinion is implied or may be implied beyond the matters expressly stated. This opinion is delivered on the express condition and assumption that the Investors and their counsel do not have any knowledge of any reason why any opinion expressed herein is not accurate in any material respect.

     This letter is furnished to you solely for your benefit in connection with the consummation of the transactions contemplated by the Stock Purchase Agreement and may not be relied upon, delivered or described or quoted from in any manner or for any other purpose by any other person or entity without, in each instance, the prior written consent of this firm.

     The opinions we express herein are as of the date hereof, and we do not assume or undertake any responsibility or obligation to supplement such opinions to reflect any facts or circumstances that may hereafter come to our attention or to reflect any changes in the law which may occur after the date hereof.

                                   Sincerely,

                                   LOCKE PURNELL RAIN HARRELL
                                   (A Professional Corporation)

                                   By:  /s/ KENT JAMISON
                                        Kent Jamison

                                   SCHEDULE A
                                   ----------


     Bette Nagelberg
     662 Juniper Place
     Franklin Lakes, NJ 07417

     Ronald I. Heller
     74 Farview Road
     Tenafly, NJ 07670

     Rachel Heller
     74 Farview Road
     Tenafly, NJ 07670

     Ronald I. Heller
     as Custodian for Evan Heller
     74 Farview Road
     Tenafly, NJ 07670

     Delaware Charter Guaranty
     & Trust Co. FBO
     Ronald I. Heller -- IRA
     74 Farview Road
     Tenafly, NJ 07670

     R. Anthony Cioffari
     75 Evergreen Street
     Midland Park, NJ 07432

     SCHEDULE B


Texas (State of Incorporation)
Alabama (Qualification)
Florida (Qualification)
Georgia (Qualification)
Idaho (Qualification)
Illinois (Qualification)
Louisiana (Qualification)
North Carolina (Qualification) (New U.S. Tire Recycling Corp., a Texas corporation)
Oregon (Qualification)
Pennsylvania (State of Incorporation) (Domino Salvage, Tire Division, Inc.) South Carolina (Qualification)
Texas (Qualification)
Washington (Qualification)
West Virginia (Qualification)